SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 2004


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                         0-439              16-0338330
   ----------------------------          --------------      -------------------
   (State or other jurisdiction          (Commission         (IRS Employer
    of incorporation)                    File Number)        Identification No.)


          608 Allen Street, Jamestown, New York                      14701
 --------------------------------------------------                -------------
      (Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On September 24, 2004, the Audit Committee of American Locker Group Incorporated (the "Company") dismissed Ernst & Young LLP ("E&Y") as the Company's independent registered public accounting firm for the year ending December 31, 2004, and appointed Schneider Downs & Co., Inc. as the Company's independent registered public accounting firm.

The reports by E&Y with respect to the Company's financial statements for each of the years ended December 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and E&Y during 2002, 2003 or 2004 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

During the fiscal years ended December 31, 2002 and 2003, and through the date of this disclosure, E&Y did not advise the Company with respect to any matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

During the fiscal years ended December 31, 2002 and 2003, and through the date of this disclosure, the Company did not consult with Schneider Downs & Co., Inc. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided E&Y with a copy of the foregoing disclosure. Attached as an exhibit hereto is a copy of E&Y's letter, dated September 30, 2004, in response to the foregoing disclosure.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

          (16) Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 30, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              American Locker Group Incorporated


                                              By:   /s/ Edward F. Ruttenberg
                                                    ----------------------------
                                                        Edward F. Ruttenberg
                                                        Chairman and
                                                        Chief Executive Officer

Dated:  September 30, 2004



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


                                                                      Exhibit 16


September 30, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read Item 4 of Form 8-K dated  September  30,  2004 of  American  Locker
Group Incorporated and are in agreement with the statements contained in paragraphs 1, 2, 3, and 5 on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                       /s/ Ernst & Young LLP





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